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EXHIBIT 10.5

                            INDEMNIFICATION AGREEMENT

                  THIS INDEMNIFICATION AGREEMENT ("AGREEMENT") is made as of the date set forth on the signature page to this Agreement, by and between Pacific Ethanol, Inc., a Delaware corporation ("COMPANY"), and the individual named on the signature page to this Agreement ("INDEMNITEE"), [an officer and/or] a director of the Company.

                                 R E C I T A L S
                                 - - - - - - - -

                  A. The Indemnitee is concerned about serving, or continuing to serve, the Company as [an officer and/or] a director without assurance that indemnities available to him are, and will be, adequate to protect him against the risks associated with his service to the Company;

                  B. The Company has investigated whether additional protective measures are warranted to adequately protect its directors and officers against various legal risks and potential liabilities to which such individuals are subject due to their position with the Company and has concluded that additional protective measures are warranted.

                  C. In order to induce and encourage highly experienced and capable persons such as the Indemnitee to serve, or to continue to serve, [an officer and/or] a director, the Board of Directors of the Company has determined, after due consideration, that this Agreement is not only reasonable and prudent, but necessary to promote and ensure the best interests of the Company and its stockholders.

                  D. The Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to the Indemnitee to the fullest extent permitted by law and as provided for in this Agreement.

                  E. The Company's execution of this Agreement has been approved by the Board of Directors of the Company.

                  F. Indemnitee has indicated to the Company that but for the Company's agreement to enter into this Agreement, Indemnitee would decline to serve, or to continue to serve, [an officer and/or] a director of the Company.

                                A G R E E M E N T
                                - - - - - - - - -

                  NOW, THEREFORE, in consideration of the recital set forth above and the continued services of the Indemnitee, and as an inducement to the Indemnitee to serve, or to continue to serve, [an officer and/or] a director of the Company, the Company and the Indemnitee do hereby agree as follows:

                  1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:



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                           (a) "PROCEEDING" shall mean any threatened, pending
or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that the Indemnitee is or was [an officer and/or] a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, whether or not he is serving in such capacity at the time any liability, Expense (as defined in subparagraph (b) below) or Loss (as defined in subparagraph (c) below) is incurred for which indemnification or advancement of Expenses or Losses is to be provided under this Agreement.

                           (b) "EXPENSES" means all costs, charges and expenses
incurred in connection with a Proceeding, including, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification pursuant to this Agreement or otherwise, including reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party; PROVIDED, HOWEVER, that the term "EXPENSES" does not include Losses.

                           (c) "LOSSES" means any amount which Indemnitee pays
or is obligated to pay in connection with a Proceeding, including, without limitation, (i) the amount of damages, judgments, amounts paid in settlement, fines or penalties relating to any Proceeding, (ii) sums paid in respect of any deductible under any applicable D&O Insurance (as defined in Section 12(a) below) or (iii) excise taxes under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), relating to any Proceeding, either of which are actually levied against the Indemnitee or paid by or on behalf of the Indemnitee; PROVIDED, HOWEVER, that the term "LOSSES" does not include Expenses.

                  2. AGREEMENT TO SERVE. The Indemnitee agrees to continue to serve as [an officer and/or] a director of the Company at the will of the Company for so long as Indemnitee is duly elected or appointed or until such time as Indemnitee tenders a resignation in writing or is [terminated as an officer and/or] removed as a director by the Company. Nothing in this Agreement shall be construed to create any right in Indemnitee to continued employment with the Company or any subsidiary or affiliate of the Company. Nothing in this Agreement shall affect or alter any of the terms of any otherwise valid [employment agreement or other] agreement between Indemnitee and the Company relating to Indemnitee's conditions and/or terms of [employment or] service.

                  3. INDEMNIFICATION IN THIRD PARTY ACTIONS. The Company shall indemnify the Indemnitee in accordance with the provisions of this Section 3 if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor), by reason of the fact that the Indemnitee is or was [an officer and/or] a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, or by reason of anything done or not done by Indemnitee in any such capacity, against all Expenses and Losses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such Proceeding, to the fullest extent permitted by the Delaware General Corporation Law ("DGCL"), whether or not the Indemnitee was the successful party in any such Proceeding; PROVIDED, HOWEVER, that any settlement shall be approved in writing by the Company.

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                  4. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE RIGHT OF THE
COMPANY. The Company shall indemnify the Indemnitee in accordance with the provisions of this Section 4 if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was an officer and/or a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, or by reason of anything done or not done by Indemnitee in any such capacity, against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, to the fullest extent permitted by the DGCL, whether or not the Indemnitee is the successful party in any such Proceeding. The Company shall further indemnify the Indemnitee for any Losses actually and reasonably incurred by the Indemnitee in any such Proceeding described in the immediately preceding sentence, provided that either (i) the Proceeding is settled with the approval of a court of competent jurisdiction, or (ii) indemnification of such amounts is otherwise ordered by a court of competent jurisdiction in connection with such Proceeding.

                  5. CONCLUSIVE PRESUMPTION REGARDING STANDARD OF CONDUCT. The Indemnitee shall be conclusively presumed to have met the relevant standards of conduct required by the DGCL for indemnification pursuant to this Agreement, unless a determination is made that the Indemnitee has not met such standards
(i) by the Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who were not parties to such Proceeding, (ii) by the stockholders of the Company by a majority vote, or (iii) in a written opinion of the Company's independent legal counsel. Further, the termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption that the Indemnitee met the relevant standards of conduct required for indemnification pursuant to this Agreement.

                  6. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by the DGCL. For purposes of this paragraph, the Indemnitee will be deemed to have been successful on the merits if the Proceeding is terminated by settlement or is dismissed with prejudice.

                  7. ADVANCES OF EXPENSES. The Expenses incurred by the Indemnitee in connection with any Proceeding shall be paid by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee, and within ten (10) business days of such request, to the fullest extent permitted by the DGCL; provided that the Indemnitee shall undertake in writing to repay such amount to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification by the Company.

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                  8. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled
under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses or Losses actually and reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses and Losses to which the Indemnitee is entitled.

                  9. INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO INDEMNIFICATION.

                           (a) Promptly after receipt by the Indemnitee of
notice of the commencement of any Proceeding with respect to which the Indemnitee intends to claim indemnification or advancement of Expenses or Losses pursuant to this Agreement, the Indemnitee will notify the Company of the commencement thereof. The omission to so notify the Company will not relieve the Company from any liability which it may have to the Indemnitee under this Agreement or otherwise.

                           (b) The Company shall give prompt notice of the
commencement of such Proceeding to the insurers on the D&O Insurance in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

                           (c) If a claim for indemnification or advancement of
Expenses or Losses under this Agreement is not paid by or on behalf of the Company within thirty (30) days of receipt of written notice thereof, Indemnitee may at any time thereafter bring suit in any court of competent jurisdiction against the Company to enforce the right to indemnification or advancement of Expenses or Losses provided by this Agreement. It shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the Indemnitee has failed to meet the standard of conduct that makes it permissible under the DGCL for the Company to indemnify the Indemnitee for the amount claimed. The burden of proving by clear and convincing evidence that indemnification or advancement of Expenses or Losses is not appropriate shall be on the Company. The failure of the directors or stockholders of the Company or independent legal counsel to have made a determination prior to the commencement of such Proceeding that indemnification or advancement of Expenses or Losses are proper in the circumstances because the Indemnitee has met the applicable standard of conduct shall not be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

                           (d) The Indemnitee's Expenses incurred in connection
with any action concerning Indemnitee's right to indemnification or advancement of Expenses or Losses in whole or in part pursuant to this Agreement shall also be indemnified in accordance with the terms of this Agreement by the Company regardless of the outcome of such action, unless a court of competent jurisdiction determines that each of the material claims made by the Indemnitee in such action was not made in good faith or was frivolous.

                           (e) With respect to any Proceeding for which
indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the

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Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on the Indemnitee, or include an admission of wrongdoing by the Indemnitee, without the Indemnitee's prior written consent. The Indemnitee shall have the right to employ counsel in any such Proceeding, but the Expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof and the Indemnitee's approval of the Company's counsel shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the Expenses of the Indemnitee's counsel shall be at the expense of the Company. Notwithstanding the foregoing, the Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has concluded that there may be a conflict of interest between the Company and the Indemnitee.

                           (f) With respect to any Proceeding that is other than
by or in the right of the Company, the Indemnitee may require the Company to defend him. In the event that Indemnitee requires the Company to defend him, the Company shall promptly undertake to defend any such Proceeding at the Company's sole expense, employing counsel satisfactory to the Indemnitee.

                           (g) If the Company fails timely to defend, contest or
otherwise protect the Indemnitee against any Proceeding which is not by or in the right of the Company, the Indemnitee shall have the right to do so, including without limitation, the right to make any compromise or settlement thereof, and to recover from the Company all Expenses and Losses and amounts paid as a result thereof.

                  10. RETROACTIVE EFFECT. Notwithstanding anything to the contrary contained in this Agreement, the Company's obligation to indemnify the Indemnitee and advance Expenses and Losses to the Indemnitee shall be deemed to be in effect since the date that the Indemnitee first commenced serving [in any of the capacities covered by this Agreement] [as a director of the Company].

                  11. LIMITATIONS ON INDEMNIFICATION. No payments pursuant to this Agreement shall be made by the Company:

                           (a) to indemnify or advance Expenses to the
Indemnitee with respect to actions initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to actions brought to establish or enforce a right to indemnification or advancement of Expenses or Losses under this Agreement or any other statute or law or otherwise as required under the DGCL, but such indemnification or advancement of Expenses or Losses may be provided by the Company in specific cases if approved by the Board of Directors by a majority vote of a quorum thereof consisting of directors who are not parties to such action;

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                           (b) to indemnify the Indemnitee for any Expenses or
Losses for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount paid under such insurance;

                           (c) to indemnify the Indemnitee for any Expenses or
Losses for which the Indemnitee has been or is indemnified by the Company or any other party otherwise than pursuant to this Agreement; or

                           (d) to indemnify the Indemnitee for any Expenses or
Losses sustained in any Proceeding for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder or similar provisions of any federal, state or local statutory law;

                  12. MAINTENANCE OF DIRECTORS' AND OFFICERS' INSURANCE.

                           (a) Upon the Indemnitee's request, the Company hereby
agrees to maintain in full force and effect, at its sole cost and expense, directors' and officers' liability insurance ("D&O INSURANCE") by an insurer, in an amount and with a deductible reasonably acceptable to the Indemnitee, covering the period during which the Indemnitee is serving [in any of the capacities covered by this Agreement] [as a director of the Company] and for so long thereafter as the Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding by reason of the fact that the Indemnitee is serving [in any of the capacities covered by this Agreement] [as a director]. Upon receipt of any D&O Insurance policy, or any endorsement to any D&O Insurance policy, the Company shall promptly provide the Indemnitee with a complete copy thereof.

                           (b) In all policies of D&O Insurance to be maintained
pursuant to Paragraph 12(a) above, the Indemnitee shall be named as an insured in such a manner as to provide Indemnitee with the greatest rights and benefits available under such policy.

                           (c) The Company will, within ten (10) days of request
of the Indemnitee and upon each subsequent renewal date of the D&O Insurance, furnish the Indemnitee with a certificate of insurance naming the Indemnitee as an insured and otherwise meeting the requirements of this Section 12 and will not make any changes to such insurance without the prior consent of the Indemnitee, which consent will not be unreasonably withheld. Upon receipt by the Company of notice, in any form, of cancellation or termination or proposed cancellation or termination or any restriction or limitation of any D&O Insurance, the Company shall, within five (5) days of receipt of such notice, provide like notice to the Indemnitee.

                           (d) Any approval by the Indemnitee of the D&O
Insurance will not release the Company of its obligations under this Agreement.

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                  13. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE; TERM. The
indemnification and advancement of Expenses and Losses provided by this Agreement shall not be deemed to limit or preclude any other rights to which the Indemnitee may be entitled under the Company's certificate of incorporation or bylaws, any agreement, any vote of stockholders or disinterested directors of the Company, the DGCL, or otherwise. The indemnification under this Agreement shall continue as to the Indemnitee, even though he may have ceased to be [and officer and/or] a director of the Company, for so long as the Indemnitee shall be subject to any possible Proceeding.

                  14. PRIMARY INDEMNITY. The Company's obligation to provide indemnification to the Indemnitee under this Agreement is primary to any other source of indemnification or insurance that may be available to the Indemnitee for matters covered by the indemnification under this Agreement. The Company agrees that it shall have no right of subrogation with respect to any such other right of recovery of the Indemnitee.

                  15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of (i) the Indemnitee and Indemnitee's heirs, devisees, legatees, personal representatives, executors, administrators and assigns and (ii) the Company and its successors and assigns, including any transferee of all or substantially all of the Company's assets and any successor or assign of the Company by merger or by operation of law.

                  16. SEVERABILITY. Each provision of this Agreement is a separate and distinct agreement and independent of the other, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. To the extent required, any provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification and advancement of Expenses and Losses permitted under the DGCL. If this Agreement or any portion thereof is invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee as to Expenses and Losses with respect to any Proceeding to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any applicable provision of the DGCL or any other applicable law.

                  17. HEADINGS. The headings used herein are for convenience only and shall not be used in construing or interpreting any provision of the Agreement.

                  18. GOVERNING LAW. The DGCL shall govern all issues concerning the relative rights of the Company and the Indemnitee under this Agreement. All other questions and obligations under this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of California, without giving effect to the principles of conflicts of laws thereunder which would specify the application of the law of another jurisdiction.

                  19. AMENDMENTS AND WAIVERS. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing and signed by the party against whom enforcement is sought. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Company's certificate of incorporation, bylaws or agreements, including any D&O Insurance policies, whether the alleged actions or conduct giving rise to indemnification hereunder arose before or after any such amendment. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, whether or not similar, nor shall any waiver constitute a continuing waiver.

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                  20. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

                  21. NOTICES. All notices and communications shall be in writing and shall be deemed duly given on the date of delivery or on the date of receipt of refusal indicated on the return receipt if sent by first class mail, postage prepaid, registered or certified, return receipt requested, to the following addresses, unless notice of a change of address is duly given by one party to the other, in which case notices shall be sent to such changed address:

                  If to the Company:

                           Pacific Ethanol, Inc.
                           5711 N. West Avenue
                           Fresno, CA  93711
                           Attn:  Neil Koehler, Chief Executive Officer

                  with a copy, which shall not constitute notice to the Company, to:

                           Rutan & Tucker, LLP
                           611 Anton Boulevard, Suite 1400
                           Costa Mesa, CA  92626
                           Attn: Larry A. Cerutti, Esq.

                  If to the Indemnitee, to the address set forth on the signature page to this Agreement.

                  22. SUBJECT MATTER AND PARTIES. The intended purpose of this Agreement is to provide for indemnification and advancement of Expenses and Losses, and this Agreement is not intended to affect any other aspect of any relationship between the Indemnitee and the Company and is not intended to and shall not create any rights in any person as a third party beneficiary hereunder.

                          (Signature page follows.)

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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of __________________, 2006.

         "Indemnitee"             Signature:
                                             -----------------------------------

                                  Print Name:
                                              ----------------------------------

                                  Address For Notices:
                                                       -------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------


         "Company"                PACIFIC ETHANOL, INC.,
                                  a Delaware corporation

                                  By:
                                      ------------------------------------------

                                  Name:
                                        ----------------------------------------

                                  Its:
                                      ------------------------------------------


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